Summary Prospectus	May 1, 2021
Share class (Symbol): I (QLMLOX), II (LVLGX)
CLEARBRIDGE VARIABLE LARGE CAP GROWTH PORTFOLIO

Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Summary Prospectus should be read together with the prospectuses for those contracts and information for those plans.

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.leggmason.com/variablefundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated May  1, 2021 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2020, are incorporated by reference into this Summary Prospectus.

Your insurance company may no longer send you paper copies of the fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all funds available under your contract with the insurance company.

Investment objective

The fund seeks long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund through a separate account or qualified plan is presented in the contract prospectus through which the fund’s shares are offered to you or in the information provided by your plan.

Shareholder fees
(fees paid directly from your investment)
	Class I	Class II
Maximum sales charge (load) imposed on purchases	N/A	N/A

Maximum deferred sales charge (load)	N/A	N/A

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management fees	0.70	0.70
Distribution and/or service (12b-1) fees	None	0.25
Other expenses	0.06	0.06
Total annual fund operating expenses	0.76	1.01

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity and variable life contract charges. If the example included these expenses, the figures shown would be higher. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

2	ClearBridge Variable Large Cap Growth Portfolio

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	78	243	423	944
Class II (with or without redemption at end of period)	103	321	557	1,234

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other instruments with similar economic characteristics, of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”).

The core holdings of the fund are large capitalization companies that the portfolio managers believe to be dominant in their industries due to product, distribution or service strength. The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. The portfolio managers may sell a security if it no longer meets the fund’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.

The fund may invest up to 20% of its net assets (at the time of investment) in foreign securities.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and

ClearBridge Variable Large Cap Growth Portfolio	3

economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the COVID-19 pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of

4	ClearBridge Variable Large Cap Growth Portfolio

responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Growth investing risk. The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally been more volatile than those of large capitalization companies.

Industry or sector focus risk. Although the fund does not employ an industry or sector focus, the fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund has greater exposure to the securities of a particular issuer or issuers within the same industry or sector.

Information technology sector risk. Companies in the rapidly changing field of information technology face special risks. Additionally, companies in this field are dependent upon consumer and business acceptance as new technologies evolve. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers

ClearBridge Variable Large Cap Growth Portfolio	5

generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	ClearBridge Variable Large Cap Growth Portfolio

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year of Class I shares. The table shows the average annual total returns of each class of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/variablefunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Fees paid by the separate accounts or qualified plans through which shares of the fund are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of the expenses associated with the account or plan.

Total returns (%)

Calendar Years ended December 31

Best Quarter (06/30/2020): 25.94    Worst Quarter (03/31/2020): (15.27)

Average annual total returns (%)
(for periods ended December 31, 2020)
	1 year	5 years	10 years	Since inception	Inception date
Class I	30.73	18.47	17.02
Class II	30.41	N/A	N/A	20.96	10/31/2016
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)[1]	38.49	21.00	17.21

[1]	For Class II shares, for the period from the class’ inception date to December 31, 2020, the average annual total return of the Russell 1000 Growth Index was 24.66%.

ClearBridge Variable Large Cap Growth Portfolio	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: ClearBridge Investments, LLC (“ClearBridge”)

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since
Peter Bourbeau	Managing Director and Portfolio Manager of ClearBridge	2009
Margaret Vitrano	Managing Director and Portfolio Manager of ClearBridge	2012

Purchase and sale of fund shares

Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans. Shares of the fund may be purchased and redeemed each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of a request in good order.

The fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.

Tax information

Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

8	ClearBridge Variable Large Cap Growth Portfolio

Payments to broker/dealers and other financial intermediaries

The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

ClearBridge Variable Large Cap Growth Portfolio	9

(This page is intentionally left blank.)

(This page is intentionally left blank.)

FDXX010716SP 05/21